SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (date of earliest
                                event reported):

                                 August 5, 2002


                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                1-9466 13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                               745 Seventh Avenue
                               New York, NY 10019
                        (Address of principal (Zip Code)
                               executive offices)

                         Registrant's telephone number,
                              including area code:

                                 (212) 526-7000

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-61878 as exhibits thereto and are filed as part of this Report.


4.01 Global  Security   representing   the  Registrant's  Dow  Jones  Industrial
     AverageSM SUNS(R)112.5% Minimum Redemption PrincipalPlus Stock Upside Note Securities(R)Due August 5, 2007 (filed herewith)

4.02 Calculation Agency Agreement between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's Dow Jones Industrial AverageSM SUNS(R)112.5% Minimum Redemption PrincipalPlus Stock Upside Note Securities(R)Due August 5, 2007 (filed herewith)

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            LEHMAN BROTHERS HOLDINGS INC.
                                                  (Registrant)




Date:    August 5, 2002                     By:  /s/ Karen Corrigan
                                                --------------------------------
                                                Karen Corrigan
                                                Vice President

                                  EXHIBIT INDEX



Exhibit No.       Exhibit


4.01 Global  Security   representing   the  Registrant's  Dow  Jones  Industrial
     AverageSM SUNS(R)112.5% Minimum Redemption PrincipalPlus Stock Upside Note Securities(R)Due August 5, 2007

4.02 Calculation Agency Agreement between the Registrant and Lehman Brothers Inc., as calculation agent, relating to the Registrant's Dow Jones Industrial AverageSM SUNS(R)112.5% Minimum Redemption PrincipalPlus Stock Upside Note Securities(R)Due August 5, 2007